SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                              April 24, 1997



                        DELTA PETROLEUM CORPORATION
          (Exact name of registrant as specified in its charter)



    Colorado                    0-16203            84-1060803
  (State of                  Commission         (I.R.S. Employer
Incorporation)                File No.        identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                               80202
   (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (303) 293-9133


ITEM 5.   OTHER EVENTS

          On April 24, 1997 Delta Petroleum Corporation ("Delta" or "the Company"), doing business in Wyoming as Delta Exploration Company, Inc., and KCS Resources, Inc., a subsidiary of KCS Energy and doing business as KCS Mountain Resources, Inc. ("KCS") entered into a letter agreement ("Letter Agreement") a copy of which is attached hereto, without exhibits, as Exhibit 99.1.

          Under the Letter Agreement, KCS will pay $450,000 to Delta for an 80% interest in Delta's Moneta Hills project located in the Wind River Basin of Wyoming. KCS will also drill two wells to the Fort Unionformation at approximately 10,000 feet prior to September 7, 1997. KCS will carry Delta for a 20% back in after payout interest in each of the two wells. The Letter Agreement contains certain contingencies and provisions relating to due diligence, title and other matters and contemplates that the Letter Agreement will be superceded by a formal
Purchase and Sale Agreement to be drafted and finalized as soon as possible following the execution of the Letter Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

99.1      Letter agreement (without exhibits) with KCS Resources,
          Inc., a subsidiary of KCS Energy and doing business as KCS Mountain Resources, Inc.

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)


Date:  April 29, 1997              By:  s/Aleron H. Larson, Jr.
                                   Aleron H. Larson, Jr.
                                   Chairman/C.E.O.


                              INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan of Acquisition, Reorganization, Arrangement,
Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of
Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.

 99.1     Letter agreement (without exhibits) with KCS Resources,
Inc., a subsidiary of KCS Energy and doing business as KCS
Mountain Resources, Inc.